NEXPOINT STRATEGIC OPPORTUNITIES FUND

(the “Fund”)

Supplement dated April 19, 2021 to the Fund’s Statement of Additional Information (the

“SAI”), dated August 27, 2019, as supplemented from time to time

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI. Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

Effective immediately, the following will replace the table entitled “Officers” in the “Management of the Trust” section beginning on page 15 of the SAI:

Name, Date of Birth, Position(s) held with the Trust and Length of Time Served, Term of Office	Principal Occupations(s) During the Past Five Years

James Dondero (6/29/1962) President and Principal Executive Officer since May 2015; Indefinite Term	Founder of NexPoint; Co-founder of Highland Capital Management, L.P. (“HCMLP”) and HCMFA; Chairman of the Board of NXRT since May 2015; President and a member of the investment committee of NexPoint Real Estate Finance since February 2020; Chief Executive Officer and director of NHT since December 2018; Portfolio Manager of NHF; GAF; HFRO; Highland Healthcare Opportunities Fund and NexPoint Merger Arbitrage Fund (each a series of HFI); Highland Small-Cap Equity Fund (a series of HFII); the BDC; and NRESF.

Dustin Norris (1/6/1984) Executive Vice President since April 2019; Indefinite Term	Head of Distribution and Chief Product Strategist at NexPoint since March 2019; President of NexPoint Securities, Inc. since April 2018; Head of Distribution at HCMFA from November 2017 until March 2019; Chief Product Strategist at HCMFA from September 2015 to March 2019; Officer of the Fund Complex since November 2012.

Frank Waterhouse (4/14/1971) Treasurer since May 2015; Principal Accounting Officer since October 2017; Principal Financial Officer since April 2021; Indefinite Term	Chief Financial Officer of Skyview Group, Inc. since February 2021; Chief Financial Officer and Partner of HCMLP from December 2011 and March 2015, respectively, to February 2021; Treasurer of the Highland Funds Complex since May 2015; Principal Financial Officer October 2017 to February 2021.

Will Mabry (7/2/1986) Assistant Treasurer since April 2021; Indefinite Term	Director, Fund Analysis of Skyview Group, Inc, since February 2021. Prior to his current role at Skyview Group, Inc., Mr. Mabry served as Senior Manager – Fund Analysis, Manager – Fund Analysis, and Senior Fund Analyst for HCMLP.

Stephanie Vitiello (6/21/1983) Secretary since April 2021; Indefinite Term	Chief Compliance Officer and Counsel of Skyview Group, Inc since February 2021. Prior to her current role at Skyview Group, Inc., Ms. Vitiello served as Managing Director – Distressed, Assistant General Counsel, Associate General Counsel and In-House Counsel for HCMLP.

Jason Post (1/9/1979) Chief Compliance Officer and Anti-Money Laundering Officer since September 2015; Indefinite Term	Chief Compliance Officer for HCMFA and NexPoint since September 2015; Chief Compliance Officer and Anti-Money Laundering Officer of the Fund Complex since September 2015. Prior to his current role at HCMFA and NexPoint, Mr. Post served as Deputy Chief Compliance Officer and Director of Compliance for HCMLP.

The address for each officer is c/o NexPoint Advisors, L.P., 2515 McKinney Avenue, Suite 1100, Dallas, Texas 75201.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

NHF-SUPP-0421